UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported)     January 30, 2003
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                            THINKA WEIGHT-LOSS CORPORATION
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                 (Exact name of registrant as specified in its charter)


              Nevada                 002-32673              98-0218912
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   (State or other jurisdiction     (Commission           (IRS Employer
          of incorporation          File Number)        Identification No.)


        18201 Von Karman Avenue, Suite 1170          Irvine, California 92612
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     (Address of principal executive offices)               Zip Code)

      Registrant's telephone number, including area code     (949) 975-0077
                                                         -----------------------

              3110 East Sunset Road, Suite H-1, Las Vegas, Nevada 89120
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          (Former name or former address, if changed since last report)


ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

     (a)  Description  of  the  Transaction  Resulting  in  a  Change in Control

     On or about October 4, 2002, we entered into an Stock Purchase Agreement, dated October 4, 2002 (the "Acquisition Agreement"), with the following parties:
(a) Transworld Benefits, Inc., a Nevada corporation; and (b) the following stockholders of Transworld Benefits, Inc.: (i) Flax-Flex Fabricators, Ltd., and
(ii) Ronald Robertson (collectively, the "Transworld Benefits Shareholders"). A copy of the Acquisition Agreement is attached as an exhibit to this report.

     Pursuant to the Acquisition Agreement, we issued 4,500,000 shares of our common stock, in the aggregate, to the Transworld Benefits Shareholders, in exchange for all of the outstanding common stock of Transworld Benefits, Inc. The acquisition closed effective on January 30, 2003.


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     As a result of the acquisition of Transworld Benefits, Inc., we underwent a change in control. We issued to the former owners of Transworld Benefits, Inc., collectively, 4,500,000 shares of our common stock out of a total of 19,034,600 shares of common stock issued and outstanding following the acquisition. Of that 4,500,000 shares of common stock issued, beneficial interest in 4,467,000 shares were issued to Flax-Flex Fabricators, Ltd. and 33,000 shares were issued to Ronald Robertson. As a result, the former owners of Transworld Benefits, Inc. became the owners of 23.64% of our issued and outstanding shares of common stock.

     As a condition to acquiring Transworld Benefits, Inc., we entered into an agreement for a total equity investment of up to $1,800,000 by La Jolla Cove Investors, with $163,750 of that investment paid at closing on January 30, 2003. The terms and conditions of that investment are more particularly described in
Item  5  below.

     Several of our directors resigned prior to and without regard to the closing of the acquisition of Transworld Benefits, Inc. or any other transaction. On November 5, 2002, we accepted the resignations of George Lois, Stacey Lauridia and Louis A. Scarrone as officers and directors of the company. On November 5, 2002, we appointed Derek Van Laare as a director and as President. On November 6, 2003, we accepted the resignation of Kathy Whyte as officer and director of the company, and Derek Van Laare was appointed as Secretary and Treasurer to fill the vacancy caused by the resignation of Ms. Whyte.

     In connection with the acquisition of Transworld Benefits, Inc., we agreed to appoint the following persons as directors effective on or about February 15, 2003: (1) Charles C. Seven, and (2) Keith Romine. In addition, effective on January 30, 2003, we appointed Charles C. Seven as our Chief Executive Officer and President, Ronald Robertson as our Senior Vice President, and Keith Romine as our Treasurer and Secretary.

     (b)  Future  Changes  in  Control.

     Each of Charles C. Seven and Flax-Flex Fabricators, Ltd., a Gibraltar company, is a party to an Agreement, dated September 24, 2002, as amended by an Extension Agreement dated for reference as effective December 23, 2002, pursuant to which Mr. Seven has the right to purchase 1,000,000 shares of common stock of issuer, and Flax-Flex Fabricators, Ltd. has the right to purchase an additional 3,383,000 shares of common stock of Issuer, from Farline Venture Corporation and William Iny, at any time prior to March 25, 2003. A copy of the Agreement was filed as an exhibit to our Form 8-K filed on October 15, 2002, and is hereby incorporated into this report. A copy of the Extension Agreement is filed as an exhibit to this report.

     Except as set forth above, we are not aware of any arrangements the operation of which may at a subsequent date result in a change in control of our company.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Pursuant to the Agreement, we acquired ownership of all of the issued and outstanding capital shares of Transworld Benefits, Inc., and as a result, Transworld Benefits, Inc. became our wholly-owned subsidiary. We believe that the acquisition of Transworld Benefits, Inc. will qualify as a tax-free reorganization pursuant to Sections 351 and 368 of the Internal Revenue Code of 1986, as amended.


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     4,500,000  shares  of  common  stock  were  issued  to the former owners of
Transworld Benefits, Inc., Flax-Flex Fabricators, Ltd., a Gibraltar company, and Ronald Robertson, in reliance upon exemption from registration provided by
Section 4(2) of the Securities Act of 1933, as amended ("Act"), on the basis that the transaction did not involve a public offering. The offering met the requirement of Regulation D, Rule 506. The shares of stock issued in the transaction have not been registered for sale under the Act. All certificates evidencing the shares of stock we issued bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

     We intend to continue the operations of Transworld Benefits, Inc. as our wholly-owned subsidiary, as more fully described below.

     Based in Irvine, California, Transworld Benefits, Inc. was incorporated in the State of Nevada on December 10, 1996, and was formerly known as Skyway Homes, Inc. On or about October 23, 2001, Skyway Homes, Inc. changed its name to Transworld Benefits, Inc.

     Through Transworld Benefits, Inc., we are planning to offer repatriation services using private, chartered jets to transport the sick and deceased individuals. Initially, we plan to sell pre-packaged services to residents of the United States who frequently travel that will include prompt, all-expense paid transportation and handling of corpses in a first-class manner. We plan to use aircraft chartered from over 300 different companies, most of whom have given us an exclusive right to use their chartered planes for repatriation and medical evacuation services.

     Transworld Benefits, Inc. is a development stage company and has not generated any significant revenue to date. Since its inception, Transworld
Benefits' primary activities have consisted of research and development, acquisition of equipment, and acquisition of necessary vendor contracts to do business. We are also currently seeking insurance underwriting to support our planned services, and we are developing a national marketing plan to sell our services through strategic alliances with funeral services, life insurance companies and travel groups.

     More information about Transworld Benefits can be found on our web site at the following address: www.twbi.com.

ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

     $1,800,000  Investment.
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     We  entered  into  a  Securities  Purchase  Agreement  with  La  Jolla Cove
Investors, Inc. (the "Investor"), dated January 29, 2003, pursuant to which we delivered to Investor an 8% Convertible Debenture in the amount of $300,000, convertible into our common stock, and a Warrant to Purchase Common Stock that permits the Investor to purchase up to an additional $1,500,000 worth of our common stock. At closing on January 30, 2003, we received $163,750 of the principal amount of the 8% Convertible Debenture. $13,750 of that amount was reserved to pay for expenses related to the registration of the underlying common stock under the registration rights agreement discussed below. A copy of the Securities Purchase Agreement, the Convertible Debenture and the Warrant to Purchase Common Stock are attached as exhibits to this report.

     We are obligated to register the sale of the underlying common stock to be issued upon conversion of the 8% Convertible Debenture and the exercise of the Warrant. Upon the effective date of the registration, we will receive the


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balance  of  the  principal  amount  of the 8% Convertible Debenture, $136, 250.
Provided  we  obtain  additional  financing  from  a  third-party  of  at  least
$1,000,000 within the next six months, we have the right to reject the Investor's request to exercise all or any portion of the Warrant (but not the 8% Convertible Debenture). Thirty days following the effectiveness of such registration statement, we have the right to cause the Investor to exercise up to $150,000 of the Warrant per month. Unless we are able to secure alternative financing, either in the form of equity or debt, we intend to cause the Investor to exercise the Warrant at $150,000 per month until such time that our operating revenue is sufficient to meet our operating expenses. A copy of the Registration Rights Agreement and a copy of the side letter agreement regarding the exercise of warrants are attached as exhibits to this report.


ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED

     Transworld Benefits was a privately held company that did not produce audited financial statements. Our independent auditor is currently working on a review and audit of the financial statements of Transworld Benefits. Audited financial statements for Transworld Benefits, Inc. for the periods ending December 31, 2001, and December 31, 2002, will be filed as an amendment to this report within sixty (60) days.

               (b)  PRO  FORMA  FINANCIAL  INFORMATION

     We will file pro forma condensed financial information required pursuant to this item as an amendment to this report within sixty (60) days.

               (c)  EXHIBITS

     The following documents filed as an exhibit to our Form 8-K, filed with the Securities and Exchange Commission on October 15, 2002, are filed herein by this reference:

2.1. Share Purchase Agreement, dated October 4, 2002, by and between Flax-Flex Fabricators, Ltd., Ronald Robertson, Thinka Weight-Loss Corporation and Transworld Benefits, Inc.

     The  following  exhibits  are  included  as  part  of  this  report:

4.1 8% Convertible Debenture, dated January 29, 2003, issued to La Jolla Cove Investors, Inc.

4.2 Warrant to Purchase Common Stock, dated January 29, 2003, issued to La Jolla Cove Investors, Inc.

4.3 Side Letter Agreement between Thinka Weight-Loss Corporation and La Jolla Cove Investors, Inc. regarding Warrant to Purchase Common Stock, dated January 29, 2003.

4.4 Registration Rights Agreement, dated January 29, 2003, regarding underlying common stock to be issued upon conversion of 8% Convertible Debenture and exercise of Warrant to Purchase Common Stock.


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10.1 Extension Agreement, dated for reference effective as of December 23, 2002, by and between Farline Venture Corporation, William Iny, Charles Seven, Ronald Robertson, Keith Romine, Thomas Blake, Pirjo Jarvis and Flax-Flex Fabricators, Ltd.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THINKA WEIGHT-LOSS CORPORATION,
                                          a Nevada corporation




Date: February 13, 2003                   By: /s/ Charles C. Seven
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                                           Charles C. Seven
                                           Chief Executive Officer


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